                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 10, 1997
                                                ------------------------------

                               ScanSource, Inc.
                          --------------------------
            (Exact Name of Registrant as Specified in Its Charter)

       South Carolina                1-12842               57-0965380
----------------------------    ----------------        ----------------
(State or Other Jurisdiction    (Commission File        (I.R.S. Employer
    of Incorporation)                Number)             Identification)


                 6 Logue Court, Suite G, Greenville, SC  29615
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         (Address, Including Zip Code of Principal Executive Offices)


                                (803) 288-2432
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On December 10, 1997, ScanSource, Inc., announced that it had signed a letter of intent to acquire POS ProVisions (USA) and POS ProVisions, Ltd. (Canada). A copy of the news release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

        Exhibit 99, News Release, dated December 10, 1997.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCANSOURCE, INC.



Date: December 10, 1997                 By:   /s/ JEFFERY A. BRYSON
                                           --------------------------------
                                            Jeffery A. Bryson
                                            Chief Financial Officer

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